SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                 ---------------

Date of Report (Date of earliest event reported) : August 27, 2001

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP. (as company under a Pooling and Servicing Agreement, dated as of February 1, 2001, providing for, inter alia, the issuance of CSFB Mortgage Pass-Through Certificates, Series 2001-HE8)



              Credit Suisse First Boston Mortgage Securities Corp.
             (Exact name of registrant as specified in its charter)


       Delaware                    333-49820-18                13-3320910
State or Other Jurisdiction       (Commission               (IRS Employer
   of Incorporation )              File Number)            Identification No.)

11 Madison Ave.
New York, New York                                             10010
(Address of Principal Executive Offices)                      (Zip Code)

       Registrant's telephone number, including area code :(212)538-3000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This report and the attached exhibit is being filed with respect to the Registrant's CSFB Mortgage Pass-through Certificates, Series 2001-HE8 (the "Certificates") pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended. The Certificates were issued, and this report and exhibit is being filed, pursuant to the terms of the Pooling and Servicing Agreement, dated as of February 1, 2001 among Credit Suisse First Boston Mortgage Securities Corp., as depositor, DLJ Mortgage Capital Inc., as seller, Calmco Servicing L.P., as servicer and special servicer, Old Kent Mortgage Company, as servicer, and The Chase Manhattan Bank, as trustee.

     On August 27, 2001 distributions were made to the Certificateholders. Specific information with respect to the distributions is filed as Exhibit 99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7.   Financial Statements and Exhibits.

          (a)   Not applicable.

          (b)   Not applicable.

          (c)   The following exhibits are filed as part of this report:

               Statement to Certificateholders on August 27, 2001 is filed as
               Exhibit 99.1 hereto.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  THE CHASE MANHATTAN BANK, not in its
                                  individual capacity but solely as Trustee under the Agreement referred to herein


Date:  August 30, 2001            By:   /s/ Thomas M. Britt
                                     Trust Officer

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         August 27, 2001

                                  Exhibit 99.1

             Monthly Certificateholder Statement on August 27, 2001

                      Credit Suisse First Boston 2001-HE8
                        Statement to Certificateholders
                                August 27, 2001


----------------------------------------------------------------------------------------------------------------------------------
                            DISTRIBUTION IN DOLLARS
----------------------------------------------------------------------------------------------------------------------------------
             ORIGINAL             BEGINNING                                                                          ENDING
               FACE              PRINCIPAL                                                    REALIZED   DEFERRED    PRINCIPAL
CLASS         VALUE               BALANCE         PRINCIPAL       INTEREST         TOTAL       LOSSES   INTEREST     BALANCE
----------------------------------------------------------------------------------------------------------------------------------
A1     104,222,000.00     91,744,161.61    3,241,028.77       496,183.01      3,737,211.78    0.00      0.00        88,503,132.84
A2     223,247,000.00    194,730,136.08    6,069,770.89       735,877.07      6,805,647.96    0.00      0.00       188,660,365.19
M1      21,831,000.00     21,831,000.00            0.00        89,902.79         89,902.79    0.00      0.00        21,831,000.00
M2      17,085,000.00     17,085,000.00            0.00        75,839.60         75,839.60    0.00      0.00        17,085,000.00
B       13,288,500.00     13,288,500.00            0.00        75,431.62         75,431.62    0.00      0.00        13,288,500.00
R               50.00              0.00            0.00             0.00              0.00    0.00      0.00                 0.00
P                0.00              0.00            0.00       206,814.07        206,814.07    0.00      0.00                 0.00
X                0.00              0.00            0.00             0.00              0.00    0.00      0.00                 0.00
TOTALS 379,673,550.00    338,678,797.69    9,310,799.66     1,680,048.16     10,990,847.82    0.00      0.00       329,367,998.03
----------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------      ----------------------------
                     FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                      PASS-THROUGH RATES
-------------------------------------------------------------------------------------------------      ----------------------------
                    BEGINNING                                                         ENDING                         CURRENT
CLASS     CUSIP     PRINCIPAL          PRINCIPAL      INTEREST       TOTAL           PRINCIPAL         CLASS     PASS-THRU RATE
-------------------------------------------------------------------------------------------------      ----------------------------
A1    22540AB49     880.27634866     31.09735728    4.76082794   35.85818522     849.17899138           A1          6.490000 %
A2    22540AB56     872.26317075     27.18858883    3.29624618   30.48483500     845.07458192           A2          4.122500 %
M1    22540AB64   1,000.00000000      0.00000000    4.11812514    4.11812514   1,000.00000000           M1          4.492500 %
M2    22540AB72   1,000.00000000      0.00000000    4.43895815    4.43895815   1,000.00000000           M2          4.842500 %
B     22540AB80   1,000.00000000      0.00000000    5.67645859    5.67645859   1,000.00000000           B           6.192500 %
R     22540AB98       0.00000000      0.00000000    0.00000000    0.00000000       0.00000000           R           4.122500 %
TOTALS              892.02631495     24.52317171    4.42498078   28.94815249     867.50314324
-------------------------------------------------------------------------------------------------      ----------------------------

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IF THERE, ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
                                  Thomas Britt
             The Chase Manhattan Bank - Structured Finance Services
                            450 West 33 St, 14th fl,
                            New York, New York 10001
                              Tel: (212) 946-3228
                               Fax: 212) 946-8302
                           Email: Thomas Britt/Chase
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                                        -6-

                      Credit Suisse First Boston 2001-HE8
                        Statement to Certificateholders
                               August 27, 2001
-----------------------------------------------------------------------------------------------------------------------------------

Sec. 4.04 (a)(i)
                     Principal Remittance Amount                                 7,969,087.42
                          Scheduled Principal Payments                             229,867.02
                          Principal Prepayments                                  7,739,220.40
                          Repurchase Principal                                           0.00
                          Substitution Amounts                                           0.00
                          Net Liquidation Proceeds                                       0.00

                     Principal Distributions to the Noteholders
                          Class A1                                               3,241,028.77
                          Class A2                                               6,069,770.89
                          Class M1                                                       0.00
                          Class M2                                                       0.00
                          Class B                                                        0.00


Sec. 4.04 (a) (ii)
                     Interest Remittance Amount                                  2,924,402.75

                     Interest Distributions to the Noteholders

                         Class A1 Current Interest Amount                          496,183.01
                         Class A2 Current Interest Amount                          735,877.07
                         Class M1 Current Interest Amount                           89,902.79
                         Class M2 Current Interest Amount                           75,839.60
                         Class B Current Interest Amount                            75,431.62

                         Class A1 Carryforward Interest Amount                           0.00
                         Class A2 Carryforward Interest Amount                           0.00
                         Class M1 Carryforward Interest Amount                           0.00
                         Class M2 Carryforward Interest Amount                           0.00
                         Class B Carryforward Interest Amount                            0.00



Sec. 4.04 (a)(iii)
                         Total Principal Shortfall Allocation                            0.00
                         Total Interest Shortfall Allocation                             0.00

Sec. 4.04 (a)(iv)
                     Class Principal Balance
                          Class A1 Principal Balance                            88,503,132.84
                          Class A2 Principal Balance                           188,660,365.19
                          Class M1 Principal Balance                            21,831,000.00
                          Class M2 Principal Balance                            17,085,000.00
                          Class B Principal Balance                             13,288,500.00

Sec. 4.04 (a)(v)
                     Aggregate Collateral Balance                              336,480,780.87

Sec. 4.04 (a)(vi)
                     Servicing Fees                                                143,583.57
                     GEMICO PMI Fees                                               109,456.42




                                                -7-

                      Credit Suisse First Boston 2001-HE8
                        Statement to Certificateholders
                               August 27, 2001
-----------------------------------------------------------------------------------------------------------------------------------
Sec. 4.04 (a)(vii)
                     Pass-Through Rate for each Class of LIBOR Certificates
                           Class A2 Pass-Through Rate                                    4.12
                           Class M1 Pass-Through Rate                                    4.49
                           Class M2 Pass-Through Rate                                    4.84
                           Class B Pass-Through Rate                                     6.19
Sec. 4.04 (a)(viii)
                     Current Advances                                                    0.00
                     Aggregate Advances                                                  0.00
Sec. 4.04 (a)(ix)
                     Loans in Delinquency
                    -------------------------------------------------------------------------
                                            Group Totals
                    -------------------------------------------------------------------------
                                                             Principal
                    Category              Number             Balance               Percentage
                    1 Month                199           18,133,390.54                  5.39 %
                    2 Month                 66            6,333,113.68                  1.88 %
                    3 Month                 35            3,248,512.40                  0.97 %
                     Total                 300           27,715,016.62                  8.24 %
                    -------------------------------------------------------------------------


                     Loans in Foreclosure
                    -------------------------------------------------------------------------
                                                Group Totals
                    -------------------------------------------------------------------------
                                                    Principal
                               Number               Balance                Percentage
                                105               11,370,654.65                  3.38 %
                     -------------------------------------------------------------------------



Sec. 4.04 (a)(x)
                     Number of Loans with Respect to which
                        Prepayment Penalties were Collected                            53.00
                     Balance of Loans with Respect to which
                        Prepayment Penalties were Collected                     5,061,251.61
                     Amount of Prepayment Penalties Collected                     206,814.07
                     Number of Total Payoffs                                              70
                     Balance of Total Payoffs                                   7,735,880.78

Sec. 4.04 (a)(xi)
                     Rolling Three Month Delinquency Rate                           0.000000

Sec. 4.04 (a)(xii)
                     REO Loans
                             Number of REO Loans                                           0
                             Balance of REO Loans                                       0.00

                     Bankruptcy Loans
                             Number of Bankruptcy Loans                                   36
                             Balance of Bankruptcy Loans                        2,959,735.85

Sec. 4.04 (a)(xiii)
                     Aggregate Amount of Realized Losses                                0.00

Sec. 4.04 (a)(xiv)
                     Weighted Average Loan Rate for the related Collection Period                10.688300

                     Beginning Aggregate Collateral Balance                                 344,449,868.27
                     Ending Aggregate Collateral Balance                                    336,480,780.87

                     Overcollateralization Amount (Beginning)                                 5,771,070.58
                     Overcollateralization Amount
                        (Immediately Following the Payment Date)                              7,112,782.85
                     Targeted Overcollateralization Amount                                    7,593,474.58
                     Overcollateralization Release Amount                                             0.00
                     Overcollateralization Deficiency Amount                                    480,691.74


                                                -8-